                    WCB PROPERTIES LEASE AGREEMENT
                               FOR
                        5000 MEADOWS BUILDING

       Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon and subject to the terms, covenants, provisions, and conditions of this Lease Agreement (the "5000 Meadows Lease"), the premises described below in Section 5, and located in the 5000 Meadows Building (the "5000 Meadows Building") located on the land described in EXHIBIT A attached to and incorporated in this Lease. On the same date as this 5000 Meadows Lease, Tenant is entering into a lease (the "KW3 Lease") between WCB Thirty-Two Limited Partnership, a Delaware limited partnership, as lessor, and Tenant for space in the Kruse Woods Three Building (the "KW3 Building") for occupancy at a later date. This 5000 Meadows Lease shall be upon the same terms and conditions as the KW3 lease and for that purpose the parties do hereby incorporate into and make a part of this 5000 Meadows Lease the provisions of the KW3 Lease except: (i) the Basic Lease Information; (ii) Sections 4, 5, 30, 32 and 33; and (iii) all exhibits other than Exhibit D, Rules and Regulations, which is incorporated herein. Each reference in the KW3 Lease to any of the Basic Lease Information shall mean the respective information set forth herein. In the event of any conflict between the terms and conditions set forth below in this 5000 Meadows Lease and the incorporated provisions from the KW3 Lease, the following terms and conditions shall control.

     1.     BUILDING:     5000 Meadows Building

     2.     LANDLORD:     WCB FIFTEEN LIMITED PARTNERSHIP,
                          a Delaware limited partnership

     3.     LANDLORD'S ADDRESS FOR GIVING OF NOTICES AND PAYMENT OF RENT:

                          WCB PROPERTIES
                          220 N.W. Second, Suite 1050
                          Portland, OR 97209
                          Attn: Jim Edwards

     4.     TENANT:       PAULA INSURANCE COMPANY,
                          dba AGRI-COMP INSURANCE COMPANY
                          300 North Lake Avenue, #300
                          Pasadena, CA 91101

     5. PREMISES: The floor area on the third floor of the Building consisting of approximately 1,734 rentable square feet as outlined on the floor plan of the Building attached hereto as Exhibit B. (Section 1.2; Exhibit B)

     6.     PARKING ALLOWANCE:  None.

     7.     USE OF PREMISES:   Offices for the following type of business:
            Insurance Offices.

     8.     LEASE DOCUMENT ISSUANCE AND REFERENCE DATE:  September 19, 1996.

     9.     INTENTIONALLY DELETED

     10.    INTENTIONALLY DELETED

     11.    COMMENCEMENT DATE: September 23, 1996.

     12. EXPIRATION DATE: The day prior to the actual Commencement Date under the KW3 Lease.

     13.    RENT:  Monthly Base Rent Amount: $1,625.00

            The months referred to above are the full calendar months after any first partial month of the Lease Term. The monthly Base Rent rate for any such partial month shall be the same as the rate specified for the first full calendar month when Base Rent is payable. Tenant has deposited One Thousand Six Hundred Twenty-Five and No/100 Dollars ($1,625.00) to be applied against the first month's Rent. (Section 1.4)

     14.    TENANT'S PERCENTAGE OF OPERATING EXPENSES:  Intentionally Deleted.

     15.    BASE YEAR FOR ADJUSTMENTS TO OPERATING EXPENSES: Intentionally
            Deleted.


Page 1 -    WCB PROPERTIES LEASE AGREEMENT

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     16.    INTENTIONALLY DELETED

     17. BROKERS: Cushman & Wakefield of Oregon, Inc. and Hume Myer Tenant Counsel, L.L.,C.

LANDLORD                                 TENANT

WCB FIFTEEN LIMITED PARTNERSHIP,         PAULA INSURANCE COMPANY, dba AGRI-COMP
a Delaware limited partnership           INSURANCE COMPANY
By: WCB Fifteen Inc.,
    a Delaware corporation,
    the General Partner

By: /s/ Jim Edwards                      By:  /s/ Bradley K. Serwin
    -------------------------                 ----------------------------
    Jim Edwards                               Bradley K. Serwin
    Vice President                            Vice President

Date:  Oct. 16, 1996                     Date:  10/11/96
     ------------------------                 ----------------------------









Page 2 -    WCB PROPERTIES LEASE AGREEMENT

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                             EXHIBIT A

                        LEGAL DESCRIPTION

                           5000 MEADOWS

A Parcel of land situated in the Northeast 1/4 of Section 7, Township 2 South, Range 1 East of the Willamette Meridian, in the County of Clackamas and State of Oregon, being more particularly described as follows:

Beginning at a 1-1/4-inch iron pipe (found) at the angle point in the East line of Lot 6 of the duly recorded plat of "BONITA MEADOWS"; thence along the East line of said Lot 6 and its Northerly prolongation therefrom, N. 00 degrees 14' 52" E., distance of 392.92 feet to a point on the Southerly right-of-way line of Meadows Road, presently a 60.00 foot right-of-way; thence along said Southerly right-of-way line along the arc of a 530.00 foot radius curve concave North through a central angle of 36 degrees 41' 19" (chord bears N. 89 degrees 36' 55" E., a distance of 333.61 feet), a distance of 339.38 feet to a point of tangency; thence continuing along said Southerly right-of-way line N. 71 degrees 16' 16" E., a distance of 155.01 feet; thence leaving said Southerly right-of-way line S. 00 degrees 05' 56" E., a distance of 417.39 feet to a point of intersection with the Northerly right-of-way line of Carman Drive; thence along said Northerly right-of-way line along the arc of a 745.81 foot radius curve concave South through a central angle of 02 degrees 31' 26" (chord bears S. 89 degrees 03' 01" W., a distance of 32.85 feet), continuing along said Northerly right-of-way line S. 87 degrees 47' 49" W., a distance of 197.91 feet to a point of curvature; thence continuing along said Northerly right-of-way line along the arc of a 550.90 foot radius curve concave to the South through a central angle of 14 degrees 59' 04" (chord bears S. 80 degrees 18' 21" W., a distance of 143.66 feet), a distance of 144.07 feet to a point of intersection with the Northerly line of "BRYANT ACRES PLAT 4"; thence along said Northerly line, N. 87 degrees 30' 33" W., a distance of 110.71 feet to the point of beginning.

Containing:  4.1528 acres, more or less.

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                                EXHIBIT B

[LOGO] 5000 MEADOWS
-------------------------------------------------------------------------------
       THIRD FLOOR


                              [FLOOR PLAN]

                              [LETTERHEAD]
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                           FIRST AMENDMENT OF
                      KRUSE WOODS LEASE AGREEMENT

This Amendment is entered into between WCB THIRTY-TWO LIMITED PARTNERSHIP, a Delaware limited partnership doing business in Oregon as WCB THIRTY-TWO LIMITED PARTNERSHIP, A LIMITED PARTNERSHIP OF DELAWARE (the "Landlord"), and PAULA INSURANCE COMPANY, dba AGRI-COMP INSURANCE COMPANY (the "Tenant"), a California corporation.

                               RECITALS

     A. Landlord and Tenant entered into a WCB Properties Lease Agreement dated September 19, 1996 (the "Lease") for certain office space on the first floor of the Kruse Woods Three Building located as more particularly described in the Lease (the "Premises").

     B. Landlord and Tenant wish to relocate the Premises to the fourth floor of the Building, to more particularly specify the amount of rentable square feet in the Premises, and to otherwise amend the Lease as set forth below. Unless otherwise indicated, all terms used in this First Amendment shall have the meanings attributed to them in the Lease. References herein to the Lease also include this First Amendment where the context requires.

                              AGREEMENT

     IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend items 3, 5, 6, 11, 13 and 14 of the Basic Lease Information portion of the Lease and Sections 32 and 33 of the main body of the Lease as follows:

     3.     LANDLORD'S ADDRESS FOR GIVING OF NOTICES AND PAYMENT OF RENT.

              WCB Thirty-Two Limited Partnership
              c/o Transwestern Property Company
              5285 S.W. Meadows Road, Suite 370
              Lake Oswego, OR 97035

            With a Copy of All Notices to:

              WCB Properties
              220 N.W. Second Avenue, Suite 1050
              Portland, OR 97209
              Attn: Jim Edwards

     5. PREMISES. The Premises shall consist of approximately 4,570 rentable square feet located on the fourth floor of the building, as more particularly described in the floor plan attached hereto as "Exhibit A" incorporated herein by this reference.

     6. PARKING ALLOWANCE. Sixteen (16) spaces in the Building parking garage.

Page 1 - First Amendment of Lease

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     11.     COMMENCEMENT DATE. July 1, 1997 or such earlier or later date as provided in Section 30 of the Lease Agreement.

     13.    BASE RENT.

               Months                     Monthly Base Rent
               ------                     -----------------
                1-60                          $8759.17

The months referred to above are the full calendar months after any first partial month of the Lease Term. The monthly Base Rent rate for any such partial month shall be the same as the rate specified for the first full calendar month when Base Rent is payable. Tenant shall deposit Eight Thousand Seven Hundred Fifty-nine and 17/100ths Dollars ($8,759.17) to be applied against the first month's Rent.

     14. TENANT'S PERCENTAGE OF OPERATING EXPENSES. 5.15% based on a total Building rentable area of 88,678 square feet.

SECTION 32. FIRST RIGHT OF REFUSAL. Deleted.

SECTION 33. RIGHT TO LEASE ADDITIONAL SPACE. Deleted.

     Except as otherwise stated herein, the terms of the Lease shall remain in effect. No other modification to the Lease is made or intended to be made hereby. As amended herein, the Lease is hereby confirmed and reaffirmed by Landlord and Tenant, and it shall remain in full force and effect except as modified in this document. In the event of any conflict between the Lease and this Amendment, the terms and conditions of this Amendment shall control. To the extent that this Amendment may have been executed following any effective dates set forth in the Lease, said effective dates are hereby ratified, confirmed and approved. This Amendment contains the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and may not be amended or modified except by an instrument executed in writing by Landlord and Tenant.

     IN WITNESS WHEREOF, the parties have executed this First Amendment of Kruse Woods Lease Agreement as of the date and year indicated below.

Landlord:                                    Tenant:
WCB THIRTY-TWO LIMITED                       PAULA INSURANCE COMPANY, dba
PARTNERSHIP, a Delaware limited              AGRI-COMP INSURANCE COMPANY
partnership doing business in Oregon as      a California corporation
WCB THIRTY-TWO LIMITED PARTNERSHIP,
A LIMITED PARTNERSHIP OF DELAWARE

by its general partner
WCB Thirty-Two, Inc.,
a Delaware corporation


By:                                          By: /s/ Bradley K. Serwin
     ---------------------                        ---------------------

Name:                                        Name: Bradley K. Serwin
     ---------------------                        ---------------------

Title:                                       Title: Sr. Vice President
     ---------------------                         --------------------

Date:                                        Date: 4/29/97
     ---------------------                         --------------------

Page 2 - First Amendment of Lease

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                                 [FLOOR PLAN]